UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) - January 19, 2010
FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE (State or Other Jurisdiction of Incorporation)	001-15185 (Commission File Number)	62-0803242 (IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE (Address of Principal Executive Office)	38103 (Zip Code)
Registrant’s telephone number, including area code - (901) 523-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation Financial Supplement and Investor Slide Presentation for the quarter ended December 31, 2009, which are scheduled to be released January 19, 2010.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits
The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon National Corporation’s (“Corporation”) previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	First Horizon National Corporation Financial Supplement and Investor Slide Presentation for the quarter ended December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION
Date: January 19, 2010	By:	/s/ William C. Losch III
		Name:	William C. Losch III
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
The following exhibit is furnished pursuant to Item 7.01 is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of the Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	First Horizon National Corporation Financial Supplement and Investor Slide Presentation for the quarter ended December 31, 2009.